UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2005

DYAX CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Technology Square
Cambridge, MA 02139
(Address of Principal Executive Offices) (Zip Code)

(617) 225-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On May 19, 2005, Dyax Corp. (the “Company”) entered into a Placement Agency Agreement with Deutsche Bank Securities Inc. and SG Cowen & Co., LLC (the “Placement Agency Agreement”), pursuant to which the Company agreed to sell up to 6,315,000 shares of its common stock in a registered direct offering to certain investors at a price of $4.00 per share.  The Company expects to receive approximately $23,500,000 in net proceeds from the offering after deducting placement agent fees and other fees and expenses of the offering.  The shares are expected to be delivered to investors on or about May 24, 2005.  A copy of the Placement Agency Agreement is filed as Exhibit 1.1 to this current report and the form of Purchase Agreement between the Company and the investors is attached hereto as Exhibit 1.2.

The common stock was registered for offer and sale on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), by the Company’s Registration Statement on Form S-3 (Registration No. 333-113500), as amended.  In connection with this offering, on May 23, 2005, the Company filed with the Securities and Exchange Commission a prospectus supplement pursuant to Rule 424(b) under the Securities Act.

On May 19, 2005 the Company issued a press release announcing the pricing of the above referenced offering, a copy of which is attached hereto as Exhibit 99.1.  The opinion of the Company’s counsel regarding the validity of the shares issued pursuant to the offering is also filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

1.1	Placement Agency Agreement by and among the Company, Deutsche Bank Securities Inc. and SG Cowen & Co., LLC, dated as of May 19, 2005.

1.2	Form of Purchase Agreement between the Company and the investors.

5.1	Opinion of Palmer & Dodge LLP.

23.1	Consent of Palmer & Dodge LLP (contained in its opinion filed as Exhibit 5.1).

99.1	Press release of the Company dated May 19, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated:	May 23, 2005	By:	/s/ Stephen S. Galliker
Stephen S. Galliker
Executive Vice President, Finance
and Administration, and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Placement Agency Agreement by and among the Company, Deutsche Bank Securities Inc. and SG Cowen & Co., LLC, dated as of May 19, 2005.

1.2	Form of Purchase Agreement between the Company and the investors.

5.1	Opinion of Palmer & Dodge LLP.

23.1	Consent of Palmer & Dodge LLP (contained in its opinion filed as Exhibit 5.1).

99.1	Press release of the Company dated May 19, 2005.